Acquisition of Shell Martinez Refinery June 11, 2019 1

Safe Harbor Statements This presentation contains forward-looking statements made by PBF Energy Inc. (“PBF Energy”), the indirect parent of PBF Logistics LP (“PBFX”, or “Partnership”, and together with PBF Energy, the “Companies”, or “PBF”), and their management teams. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties that could cause the Companies’ actual performance or results to differ materially from those expressed in such statements. These forward-looking statements include, without limitation, the company’s expectations with respect to timing of the completion of the proposed acquisition; the company’s post-acquisition plans, objectives, expectations and intentions with respect to future earnings and operations; the company’s plans for financing the proposed acquisition; and the conditions to the closing of the proposed acquisition and the possibility that the proposed acquisition will not close. Factors that could impact such differences include, but are not limited to, changes in general economic conditions; volatility of crude oil and other feedstock prices; fluctuations in the prices of refined products; the impact of disruptions to crude or feedstock supply to any of our refineries, including disruptions due to problems with third party logistics infrastructure; effects of litigation and government investigations; the timing, announcement and consummation of any potential acquisitions and subsequent impact of any future acquisitions on our capital structure, financial condition or results of operations; changes or proposed changes in laws or regulations or differing interpretations or enforcement thereof affecting our business or industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, transporters and customers; adequacy, availability and cost of capital; work stoppages or other labor interruptions; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; inability to complete capital expenditures, or construction projects that exceed anticipated or budgeted amounts; ability to consummate potential acquisitions, the timing for the closing of any such acquisition and our plans for financing any acquisition; unforeseen liabilities associated with any potential acquisition; inability to successfully integrate acquired refineries or other acquired businesses or operations; effects of existing and future laws and governmental regulations, including environmental, health and safety regulations; and, various other factors. All forward-looking statements speak only as of the date hereof. The company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law. See the Appendix for reconciliations of the differences between the non-GAAP (“U.S. generally accepted accounting principles”) financial measures used in this presentation, including various estimates of EBITDA (earnings before interest, income taxes, depreciation and amortization), and their most directly comparable GAAP financial measures. 2

Acquisition Highlights  Martinez is a premier West Coast refinery with dual-coking, high-conversion operations and a Nelson Complexity of 16.1  Significantly accretive to earnings with an expected acquisition cost of $900 million to $1 billion with a pro forma historical annual EBITDA of $275 - $375 million(1)  Creates most complex refining system on the West Coast • Enables realization of West Coast operational and other synergies • Accomplishes high-priority, West Coast diversification  Demonstrates PBF’s disciplined growth strategy of identifying and pursuing value • Increases PBF circuit capacity to over 1 million barrels per day • Highest complexity independent refining system • Solidifies PBF’s leading position in an IMO-MARPOL marketplace  Renewable Diesel Opportunity – commitment by both Shell and PBF to explore a partnership at Martinez to invest in and build an onsite renewable diesel facility using existing idled equipment  Expected to close in second half of 2019 ___________________________ 3 1) See appendix for a reconciliation of the non-GAAP financial measures

Transaction Summary  Cascading upfront consideration based on the date of closing: • $1.0 billion closing on or before October 1 • $990 million closing on November 1 • $980 million closing on December 1 • $970 million closing on January 1 • $900 million closing on April 1 or thereafter  Q1-2020 Turnaround Activity • Regardless of ownership, Seller will fund approximately $70 million for the Q1-2020 turnaround costs • In addition, if PBF owns Martinez during the turnaround, Shell will provide up to approximately $40 million of compensation for costs associated with the downtime  Seller is committed to fund certain future capital requirements, approximately $80 million over the next 2 to 4 years  Net working capital estimate of approximately $250 - $300 million, based on market conditions at closing  Transaction includes multi-year earn-out with Seller 4

Attractive Purchase Price $ per Complexity Barrel PBF acquisitions completed at an Versus recent acquisition average of average of $225/complexity barrel(1) $595/complexity barrel $2,131 $978 $806 $712 $534 $396 $411 $336 $298 $233 $196 $188 $102 $152 $134 $122 $170 Source: Citi Research and company estimates ___________________________ 5 1. PBF figures based on announced acquisition costs and assumes successful close of the announced transaction to acquire the Martinez refinery

California Refining Landscape Most Complex California Refining System 15.5 14.5 13.8 13.6 11.8 Nelson Complexity Nelson California PBF CVX PSX MPC VLO Throughput 312 514 259 507 203 (kbpd) Source: Oil & Gas Journal  Expands PBF’s footprint to include both Northern and Southern California  Quicker response time to market disruptions with product inventory in Northern and Southern California markets  Commercialization of merchant refining approach provides the opportunity to maximize the potential of assets by operating them as a system 6

PBF’s Martinez Potential Earnings Power Historical Pro Forma EBITDA(1) $275 - $375 million West Coast Operational and other synergies(2) $125 million $1,929 IMO-driven Benefits(3) $100 - $200 million  Synergies ramp to reach an expected run-rate of $125 million in third year of ownership  IMO-driven benefits are excluded from the base case and an incremental positive • Negotiated earn-out agreement with Shell anticipates and shares this earnings uplift  Basic assumptions(2) • Projected throughput of ~150,000 – 160,000 barrels per day • Estimated crude differential of ~$1.50 under ANS • Average San Francisco ANS 3/2/1 benchmark crack of ~$16.00 • Operating expenses of ~$450 – $500 million per year • Average capital expenditures of ~$150 million per year ___________________________ 1) See appendix for a reconciliation of the non-GAAP financial measures. $375 million represents 6-year avg., $275 removes the high of 2015 for a 5-year avg. 2) Company assumptions and expectations are subject to change and may not reflect actual market conditions 7 3) Based on current assumptions and forward curve pricing

Execution of Strategic Geographic Diversification Over 1 million barrels per day of throughput capacity in four PADDs(1) Toledo PADD 4 PADD 2 PADD 5 Paulsboro Martinez PADD 1 Delaware City Torrance PADD 3 Chalmette ___________________________ 1. Assuming successful close of the announced transactions to acquire the Martinez refinery 8

Appendix 9

Asset Overview  Martinez Refinery Indicative Inputs • Heavy: 85% - 90% • Light/Medium: 5% - 10% • Other: 5% - 10% • Average crude API: 20 degrees - TAN: 2.7  Martinez Refinery Indicative Yields • Gasoline: 55% – 60% • Distillate: 35% – 40% (approximately 2/3 Jet, 1/3 CARB Diesel) • Other: 10% – 15% • Average volume gain of ~3%  Operating units and logistics • 157kbpd nameplate crude capacity, delayed coker and flexicoker, fluid catalytic cracker, reformer, sulfuric alkylation, significant hydrotreating and additional upgrading capability • 80 MW Cogeneration facility • Integrated marine terminal with direct waterborne access, onsite truck rack and third- party pipeline connectivity to Northern California market and San Francisco Airport • Approximately 8.8 million barrels of feedstock and product storage capacity 10

Non-GAAP Financial Measures Our management uses EBITDA (earnings before interest, income taxes, depreciation and amortization) as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends, as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations, and in communications with our board of directors, creditors, analysts and investors concerning our financial performance. EBITDA is not a presentation made in accordance with U.S. generally accepted accounting principles (“GAAP”) and our computation of EBITDA may vary from others in our industry. EBITDA should not be considered as an alternative to operating income or net income as a measure of operating performance. In addition, EBITDA is not presented as, and should not be considered, an alternative to cash flows from operations as a measure of liquidity. EBITDA also has limitations as an analytical tool and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. $ in millions Martinez Martinez (except where noted) Pro forma Historical Pro forma Historical Annual Run-rate Annual Run-rate (Low Case) (High Case) Net Income $145 $220 Add: Depreciation and 40 40 amortization expense Add: Interest expense 35 35 Add: Income tax 55 80 expense @ 27% rate EBITDA $275 $375 Note – figures in table are estimates and subject to change based on actual operating performance, market conditions and other factors With respect to projected EBITDA related to synergies, we are unable to prepare a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort, as, among other things, certain items that impact this measure are subject to market conditions and other factors that are out of our control and cannot be accurately predicted. In addition, management is unable to project working capital changes for future periods at this time. 11